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                                                                   EXHIBIT 10.24

                             EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is entered into as of June 18,
                                     ---------
2001 by and between James Guthrie (the "Executive") and Brio Technology, Inc., a
                                        ---------
Delaware corporation (the "Company").
                           -------

     1.  Duties and Scope of Employment.
         ------------------------------

          (a) Position.  During his employment under this Agreement
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("Employment"), the Company agrees to employ the Executive in the position of
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Executive Vice President, Development.  As such, the Executive shall report to the Company's President and Chief Executive Officer.

          (b) Obligations to the Company.  During his Employment, the Executive
              --------------------------
agrees that he will devote his full business efforts and time to the Company and, to the best of his ability, loyally and conscientiously perform all of the duties and obligations required of and from his pursuant to the terms hereof. The Executive further agrees that the Company will be entitled to all of the benefits and profits arising from or incident to all his work, services and advice; that he will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the President and Chief Executive Officer; and that he will not during his employment directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Nothing in this Agreement will prevent the Executive from accepting speaking or presentation engagements in exchange for honoraria or from serving on boards of charitable organizations, or from owning no more than two percent (2%) of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange or the Nasdaq.

          (c) No Conflicting Obligations.  The Executive represents and warrants
              --------------------------
to the Company that the Executive is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations
under this Agreement.  The Executive represents and warrants that he   will not
use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which he or any other person has any right, title or interest and that his Employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employers.

          (d) Start Date.  The Executive shall commence full-time Employment on
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June 18, 2001 (the "Start Date").  If Executive does not commence employment by
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such date this agreement shall become null and void.

     2.  Cash and Incentive Compensation.
         -------------------------------

          (a) Salary.  The Company shall pay the Executive as compensation for
              ------
his services a base salary of $20,833.33 per month ($250,000.00 on an annualized basis), payable in accordance with the Company's standard payroll policies and schedule and subject to applicable tax withholding. The salary specified in this subsection (a), together with any changes in such salary that the Company may make from time to time, is referred to in this Agreement as the
"Base Salary."
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          (b) Special Sign-on Bonus.  The Executive shall be paid a Special
              ---------------------
Sign-On Bonus of $75,000 (the "Special Sign-On Bonus"), subject to applicable tax withholding, payable on the first payroll date following the Start Date that will be paid on the Start Date. The Special Sign on Bonus will be forgiven by the company on the twelve (12) month anniversary of the Executive's Start Date provided the Executive is an employee of the Company on such date. If, on or before the twelve (12) month anniversary of Executive's Start Date, the Executive's employment with the Company is voluntarily terminated with the Company or the Executive is terminated for Cause, the Executive will be obligated to repay the entire $75,000 Special Sign-On Bonus within thirty (30) days of his termination date. If, on or before the twelve (12) month anniversary of Executive's Start Date, the Executive's employment with the company is terminated Without Cause or for Good Reason, the Executive will not be obligated to repay the Special Sign-On Bonus. The Executive shall not be obligated to repay the Special Sign-On Bonus in the event of the termination of his Employment by either the Company or himself as a result of his death or disability. Forgiveness of the Special Sign-On Bonus, if any, under this provision shall result in taxable income to the Executive and the Executive agrees to make adequate provisions for all taxes due on such income.

     (c)  Annual Bonus For FY 2002.  The Executive will be eligible to earn an
          ------------------------
annual incentive bonus of $125,000 ("Target Bonus"), paid quarterly. In FY2002
                                     ------------
(April 2001-March 2002), fifty percent (50%) of the Target Bonus will be guaranteed. The Determination of the amount of the remaining Target Bonus earned in FY 2002 and the entire Target Bonus in subsequent years will be based (75%) upon the Company's achievement of various financial and/or other goals and (25%) upon achievement of specific MBOs to be reasonably determined and agreed upon by the Parties. The Target Bonus is subject to applicable tax withholdings and shall be payable in accordance with the Company's normal practices and policies no later than 30 days after the end of each bonus period.

          (d)  Equity.
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               (i)  Initial Option Grant.  The Board of Directors has approved
                    --------------------
the grant to Executive of an option to purchase 315,000 shares of the Company's Common Stock (the "Initial Option"), which grant shall be effective on the Start
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Date and be subject to the terms of the Company's 1998 Stock Option Plan (the
"Plan") and the Company's standard form of stock option agreement (copies of
 ----
which are attached hereto as Exhibit A), which agreement must be executed as a
                             ---------
condition of the exercise of the Initial Option. The grant of the Initial Option is subject to compliance with applicable securities law. The exercise price of the Initial Option will be equal to the fair market value of the Company's Common Stock on the Executive's Start Date. Subject to the Executive's continued employment with the Company, the Initial Option will vest and become exercisable as to 1/4 of the total number of shares on the twelve (12) month anniversary of the Start Date and 1/48 of the total number of shares on the monthly anniversary of the Start Date each month thereafter.

               (ii) Sign-On Stock Option Grant.  The Board of Directors has
                    --------------------------
approved the grant to Executive of an option to purchase 10,000 shares of the Company's Common Stock (the "Sign-on Option"), which grant shall be effective on
                             --------------
the Start Date. The grant of the Sign-on Option is subject to compliance with applicable securities law. The Sign on Option will be fully vested and exercisable by the Executive as of the Executive's Start Date and will have an exercise price equal to the closing price of the Common Stock as of such date. The option shall be issued pursuant to, and subject to the terms of, the Plan and the standard form of stock option agreement (copies of which are attached hereto as Exhibit A).
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               (iii)  Effect of Termination of Employment in Connection with a
                      --------------------------------------------------------
Change of Control. If, within 6 months prior to or 12 months following a Change
-----------------
of Control of the Company, either (i) the Company terminates Executive's Employment "Without Cause" (as such term is defined in section 7 (a) below) or
(ii) The Executive terminates his employment for Good Reason (as such term is defined in section 7 (b) below), then each of the Executive's outstanding unvested options will become fifty (50%) percent vested as of the termination date.

     3.  Vacation and Executive Benefits.  During his Employment, the Executive
         -------------------------------
shall be eligible to accrue paid vacation in accordance with the Company's standard policy for other executive officers, as such policy may be amended from time to time, and shall be eligible to participate in any employee benefit plans maintained by the Company for other executive officers, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

     4.  Business Expenses.  During his Employment, the Executive shall be
         -----------------
authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Executive for such expenses, upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

     5.  At-Will Employment.  The Executive's Employment with the Company shall
         ------------------
at all times be "at will," which means that either the Executive or the Company may terminate the Executive's Employment at any time, with or without cause.
Any contrary representations that may have been made are superseded and governed by this Section 5. This Agreement shall constitute the full and complete agreement between the Executive and the Company on the "at will" nature of the Executive's Employment. The policy of employment "at-will" may only be changed in an express written agreement signed by the Executive and by the President and CEO of the Company.

     6.  Termination Benefits. The Executive shall be entitled to receive
         --------------------
benefits upon termination of employment only as set forth in this Section 6 and
Section 2(d)(iii) as applicable. The Executive's entitlement to such termination benefits shall be conditioned upon the Executive's execution and delivery to the Company of (i) a general release of all claims, (ii) a resignation from all of the Executive's positions with the Company and (iii) an agreement not to engage directly or indirectly or participate in any business or proposed business that is competitive in any manner with the business of the Company for the period of time following termination of the Executive's employment during which the Company is providing termination benefits to Executive as set forth in Section 6(a)(i) (ii) (iii) below.

         (a) Involuntary Termination.  Employment "Without Cause" or the
             -----------------------
Executive resigns with "Good Reason" at any time during his Employment, then the Executive shall be entitled to the following:

             (i) The Company shall provide Executive with payment of six (6) months of his then-current Base Salary (subject to applicable tax withholding), payable in accordance with the Company's normal payroll practices; and

             (ii) The Company shall pay Executive's group insurance premiums under COBRA for the six (6) month period immediately following his termination; thereafter, the Executive

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shall be eligible for COBRA benefits and may elect to continue such coverage at his own expense in accordance with the company's standard policy; and

             (iii) shall be eligible for COBRA benefits and may elect to continue such coverage at his own expense in accordance with the company's standard policy; and

             (iii) The Company shall accelerate vesting of Executive's stock option(s) such that an additional number of shares of stock equal to the number in which Executive would have vested if his service had continued for an additional twelve (12) months shall immediately vest as of the termination date. Provided, however, that the Termination occurs in connection with a Change of Control, the Executive

         (b) Other Terminations.  With respect to any termination of Employment
             ------------------
other than those described in Section 6(a) or in Section 2(d)(iii) above, the Executive shall not be entitled to any severance benefits and such terminations shall be governed by Section 5 above.

     7.  Definitions.
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         (a) "Cause."  For all purposes under this Agreement, a termination for
              -----
"Cause" shall mean a good faith determination by the Company that the Executive's Employment be terminated for any of the following reasons: (i) the Executive's willful act of fraud, embezzlement, dishonesty or other misconduct that materially damages the Company; (ii) the Executive's willful failure to perform his duties to the Company, to follow Company policy as set forth in writing from time to time, or to follow the legal directives of the Company (other than failure to meet performance goals, objectives or measures), in each case in a manner that results in material damage to the Company, that is not corrected within thirty (30) days following written notice thereof to Executive by the Company's Chief Executive Officer, such notice to state with specificity the nature of the failure and the actions required of Executive to rectify the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; (iii) the Executive's misappropriation of any material assets of the Company; (iv) the Executive's conviction of, or a plea of "Guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;
(v) the Executive's willful and material breach of any agreement with the Company, that is not corrected within thirty (30) days following written notice thereof to Executive by the Company's Chief Executive Officer, such notice to state with specificity the nature of the breach and the actions required of Executive to cure the breach; provided that if such breach cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; and (vi) the Executive's willful use or unauthorized disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Executive owes an obligation of nondisclosure as a result of his relationship with the Company.

         (b) "Good Reason."  For all purposes under this Agreement, "Good
              -----------
Reason" for the Executive's resignation will exist if he resigns within 60 days of the occurrence of any of the following without the Executive's written consent: (i) any reduction in his Base Salary or Target Bonus; (ii) any material reduction in his benefits; (iii) a change in his position with the Company or a successor company that materially reduces his stature; or (iv) a material breach by the Company of its obligations to the Executive under this Agreement, that is not corrected within thirty (30) days following written notice thereof to the Company by the Executive, such notice to state with specificity the nature of the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Company within such period and may be corrected within a reasonable period thereafter. A resignation by the Executive under any other circumstances or for any other reasons will be a resignation "Without Good Reason."

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         (c) "Change of Control." For all purposes under this Agreement, a
              -----------------
Change of Control shall mean a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

     8. Confidentiality Agreement.  The Executive shall sign a Confidential
        -------------------------
Information and Invention Assignment Agreement (the "Confidentiality Agreement")
                                                     -------------------------
in the form attached hereto as Exhibit B.  The Executive hereby represents and
                               ---------
warrants to the Company that he will comply with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of the Executive's employment relationship with the Company.

     9. Successors.
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         (a) Company's Successors.  This Agreement shall be binding upon any
             --------------------
successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

         (b) Executive's Successors.  This Agreement and all rights of the
             ----------------------
Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     10. Miscellaneous Provisions.
         ------------------------

         (a) No Duty to Mitigate.  Executive shall not be required to mitigate
             -------------------
the amount of any payment contemplated by this Employment Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this agreement, shall any such payment be reduced by any earnings that the Executive may receive from any other source.

         (b) Notice.  Notices and all other communications contemplated by this
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Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to his at the home address that he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters.

         (c) Modifications and Waivers.  No provision of this Agreement shall
             -------------------------
be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by the Company's Chief Executive Officer (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the

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other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

         (d)  Whole Agreement.  No other agreements, representations or
              ---------------
understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Confidentiality Agreement, and the stock option agreement and stock plan documents, contain the entire understanding of the parties with respect to the subject matter hereof.

         (e) Taxes.  All Payments made under this Agreement shall be subject to
             -----
reduction to reflect taxes of other charges required to be withheld by law, unless otherwise specified in this Agreement.

         (f) Choice of Law.  The validity, interpretation, construction and
             -------------
performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

         (g) Severability.  The invalidity or unenforceability of any provision
             ------------
or provisions of this Agreement shall not effect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

         (h) No Assignment.  This Agreement and all rights and obligations of
             -------------
the Executive hereunder are personal to the Executive and may not be transferred or assigned by the Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

         (i) Arbitration. Any dispute or claim arising out of or in connection
             -----------
with this Agreement will be finally settled by binding arbitration in San Francisco, California in accordance with the rule of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The Executive and the Company shall split the cost the arbitration filing and hearing fees and the cost of the arbitrator. Each party shall bear its own attorney fees, unless otherwise determined by the arbitrator. The foregoing sentence notwithstanding, Executive shall not be required to expend any cost, including attorney's fees, to enforce the provisions of this Agreement; thus, in the event Executive brings a claim to enforce his rights under this Agreement in connection with or following a Change of Control, the Company shall reimburse Executive for all legal expenses incurred to enforce this Agreement in connection with or following a Change of Control. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules or statutory arbitration, to the resolution of any dispute. Judgement on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 7(i) shall not apply to any dispute or claim relating to the Confidentiality Agreement.

         (j) Headings.  The headings of the paragraphs contained in this
             --------
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

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         (k) Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (l) Advice of Counsel.  EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING
             -----------------
THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

     Each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                    James Guthrie

                                    /s/ JAMES GUTHRIE
                                    -----------------
                                    James Guthrie



                                    BRIO TECHNOLOGY, INC.

                                    By: Amanda Willson
                                        --------------

                                    Title:  Director, Human Resources
                                            -------------------------

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